THIS DEBENTURE HAS BEEN ACQUIRED FOR INVESTMENT  PURPOSES ONLY, HAS NOT
BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S OF THE 1933 ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S OF THE 1933 ACT) EXCEPT PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE.


                           GREENMAN TECHNOLOGIES, INC.


                      7% CONVERTIBLE SUBORDINATED DEBENTURE


No. [         ]                                       $[               ]
     ---------                                          ---------------


GREENMAN TECHNOLOGIES, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to or registered assigns (the "Payee" or "Holder") (the "Maturity Date") at the offices of the Company, 7 Kimball Lane, Building A, Lynnfield, Massachusetts 01940, the principal amount of [ ] ($ ), which shall be payable in cash or by check. Interest on the principal amount of this Debenture shall be paid at the rate of seven percent (7%) per annum accrued during the period that the principal amount of this Debenture is outstanding, payable at the option of the Company in cash, by check, or in shares of Common Stock of the Company using the Conversion rate set forth in paragraph 4 hereof, six months and one year from the date of this Debenture.

         This Debenture is one of a series of Debentures in the maximum aggregate principal amount of $3,000,000 (the "Offering") issued by the Company pursuant to a Subscription Agreement dated of even date herewith, between the Company and the Payee (the "Subscription Agreement"), a copy of which agreement is available for inspection at the Company's principal office. Notwithstanding any provision to the contrary contained herein, this Debenture is subject and entitled to certain terms, conditions, covenants and agreements contained in the Subscription Agreement. Any transferee or transferees of the Debenture, by their acceptance hereof, assume the obligations of the Payee in the Subscription Agreement with respect to the conditions and procedures for transfer of the Debenture. Reference to the Subscription Agreement shall in no way impair the absolute and unconditional obligation of the Company to pay both principal and interest hereon as provided herein.

         The Company covenants and agrees that, so long as this Debenture shall be outstanding, it will:

                  (i) Promptly pay and discharge all lawful taxes, assessments, and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof: provided however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested;

                  (ii) Do or cause to be done all things reasonably necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Company, except where the failure to comply would not have a material adverse effect on the Company;

                  (iii) At all times reasonably maintain, preserve, protect and keep its property used or useful in the conduct of its business in good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements, betterments and improvements thereto as shall be reasonably required in the conduct of its business;

                  (iv) To the extent necessary for the operation of its business, keep adequately insured by all financially sound reputable insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations; and

                  (v) At all times keep true and correct books, records and accounts.

         This Debenture is subject to the following additional provisions:

         1. The Debentures are issuable in denominations of Fifty Thousand Dollars ($50,000 U.S.) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration of transfer or exchange.

         2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments.

         3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"). Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. Any holder of this Debenture who is a non-U.S. Person electing to exercise the right of conversion set forth in
Section 4 hereof, in addition to the requirements set forth in Section 4, is also required to give the Company (i) written confirmation that it is not a U.S. Person and the Debenture is not being converted on behalf of a U.S. Person ("Notice of Conversion") or (ii) an opinion of U.S. counsel to the effect that the Debenture and shares of Common Stock issuable upon conversion thereof have been registered under the 1933 Act or are exempt from such registration. In the event a Notice of Conversion or opinion of counsel is not provided the Holder hereof will bot be entitled to exercise the right to convert the Debentures pursuant to Section 4 herein.

         4. The Holder of this Debenture is entitled, at its option, at any time after March 25, 1997 and until maturity hereof to convert the entire principal amount of this Debenture or any portion of the principal amount hereof which is at least Fifty Thousand ($50,000), or if at the time of such election to convert, the aggregate principal amount of all Debentures registered to the Holder is less then Fifty Thousand Dollars ($50,000), then the whole amount thereof, into Shares of Common Stock of the Company at a conversion price for each share of Common Stock equal to the lower of (a) the closing bid price for the Common Stock on the date hereof as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the closing bid price in the over-the counter market or, in the event the Common Stock is listed on a stock exchange, the closing price on such exchange, as reported to the Wall Street Journal or (b) seventy percent (70%) of the Market Price of the Company's Common Stock. The foregoing notwithstanding, the outstanding principal amount of this Debenture shall be automatically converted into shares of Common Stock of the Company upon the first anniversary of the termination of the Offering. For purposes of this Section 4, the Market Price shall be the closing bid price of the Common Stock on the trading day immediately preceding the conversion date, as reported by NASDAQ, or the closing bid price in the over-the counter market or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the average closing price on the exchange, as reported to the Wall Street Journal. Such conversion shall be effectuated by surrendering the Debentures to be converted (with a copy, by facsimile or courier, to the Company) to the Company with the form of conversion notice attached hereto as Exhibit A, executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. The Company shall use its best efforts to have the Shares of Common Stock issued and delivered to the Holder thereof within seven business days of the receipt of the conversion form and Debenture(s). No fractions of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Debenture, with the conversion notice duly executed, to the Company, or, if earlier, the date set forth in such notice of conversion if this Debenture is received by the Company within five business days hereafter.

         5. The Company hereby reserves the right, in its sole discretion, to redeem some or all of the Redemption Principal and accrued interest on this Debenture, upon five (5) days written notice to the Holder (the "Redemption Notice"), if the Market Price of the Common Stock averages $.90 or less for five
(5) consecutive trading days. As used herein, the term Redemption Principal shall mean 130% of the principal of this Debenture sought to be redeemed by the Company. For purposes of this Section 5, the Market Price shall be the closing bid price of the Common Stock as reported by NASDAQ, or the closing bid price in the over-the counter market or, in the event the Common Stock is listed on a stock exchange, the average closing price on such exchange, as reported to the Wall Street Journal. Notwithstanding anything to the contrary contained in this
Section 5, the Holder of this Debenture shall retain the right to convert the Debenture pursuant to the terms hereof by notifying the Company in writing of its intent to convert the Debenture within three (3) business days of receipt of the Redemption Notice.

         6. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company. This Debenture ranks equally and ratably with all other Debentures now or hereafter issued under the terms set forth herein.

         7. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         8. The Holder of this Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky law or similar laws relating to the sale of securities.

         9. As set forth herein, the Company shall use all reasonable efforts to issue and deliver, within seven business days after the Holder has fulfilled all conditions and submitted all necessary documents duly executed and in proper form required for conversion ( the "Deadline"), to the Holder or any party receiving a Debenture by transfer from the Holder (together, a "Holder"), at the address of the Holder on the books of the Company, a certificate or certificates for the number of Shares of Common Stock to which the Holder shall be entitled. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Deadline could result in economic loss to the Holder. To satisfy Holder that certificates for the Shares of Common Stock issuable upon conversion of the Debentures will be issued in accordance with the foregoing, the Company will issue and deposit with its transfer agent, American Stock Transfer & Trust Company (hereinafter the "Escrow Agent"), a certificate without restrictive legend (with a stock power endorsed in blank) representing one share of Company Common Stock for each dollar of principal of the Debenture. In the event that the Company does not satisfy its obligations under this provision, the Escrow Agent shall deliver to the Holder the certificate or certificates registered in the name of the Holder.

         10. The Debenture represents a general unsecured obligation of the Company. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         C.  Events of Default

         1. This Debenture shall become and be due and payable upon written demand made by the holder hereof if one or more of the following events, herein called events of default, shall happen and be continuing:

         (i) Default in the payment of the principal and accrued interest on this Debenture when and as the same shall become due and payable, whether by acceleration or otherwise;

         (ii) Default in the due observance or performance of any material covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof and such default shall continue uncured for thirty (30) days after written notice thereof, specifying such default, shall have been given to the Company by the holder of the Debenture;

         (iii) Application for, or consent to, the appointment of a receiver, trustee or liquidator of the Company or of its property;

         (iv) Admission in writing of the Company's inability to pay its debts as they mature;

         (v) General assignment by the Company for the benefit of creditors;

         (vi) Filing by the Company of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors;

         (vii) Entering against the Company of a court order approving a petition filed against it under the Federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within sixty (60) days;

         (viii) A material breach of the Company's representations contained in the Subscription Agreement;

         (ix)     The sale by the Company of substantially all of its assets;

         (x) The merger by the Company with or into another corporation, other than for purposes of changing domicile, where the Company is not the surviving corporation.

         (ix) The failure of the Company to satisfy the obligations under paragraph 8 hereof, provided however, that delivery by the Escrow Agent to the Holder of the certificates pursuant to paragraph 8 shall be deemed to cure the default.

         2. The Company agrees that notice of the occurrence of any event of default will be promptly given to the holder at his or her registered address by certified mail.

         3. In case any one or more of the events of default specified above shall happen and be continuing, the holder of this Debenture may proceed to protect and enforce his rights by suit in the specific performance of any covenant or agreement contained in this Debenture or in aid of the exercise of any power granted in this Debenture or may proceed to enforce the payment of this Debenture or to enforce any other legal or equitable rights as such holder.

         D. Miscellaneous

         1. This Debenture has been issued by the Company pursuant to authorization of the Board of Directors of the Company which provides for an aggregate of up to $3,000,000 in face amount of identical Debentures to be issued.

         2. The Company may consider and treat the person in whose name this Debenture shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Debenture shall be overdue) and the Company shall not be affected by any notice to the contrary. The registered owner of this Debenture shall have the right to transfer it by assignment (subject to the limitations on transfer contained in the Subscription Agreement) and the transferee thereof shall, upon his registration as owner of this Debenture, become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Debenture to the Company at its offices, 7 Kimball Lane, Building A, Lynnfield, Massachusetts 01940, together with a duly authenticated assignment. In case of transfer by operation of law, the transferee agrees to notify the Company of such transfer and of his address, and to submit appropriate evidence regarding the transfer so that this Debenture may be registered in the name of the transferee. This Debenture is transferable only on the books of the Company by the holder hereof, in person or by attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of the Debenture not registered at the time of sending the communication.

         3. Payment of principal and interest shall be made to the registered owner of this Debenture upon presentation of this Debenture upon or after maturity.

         4. This Debenture shall be construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the Company has caused this Debenture to be signed in its name by the undersigned.

Dated:                 , 1997


                                       GREENMAN TECHNOLOGIES, INC.

                                       By
                                          Maurice E. Needham
                                          Chief Executive Officer

                                                                Exhibit A


                            FORM OF CONVERSION NOTICE
                 (To be signed only on conversion of Debenture)

TO:  GreenMan Technologies, Inc.

         The undersigned, the holder of the within Debenture, hereby irrevocably elects to convert $_____ of the principal amount of the Debenture into shares of Common Stock of GreenMan Technologies, Inc., a Delaware corporation, and herewith delivers the Debenture as payment therefor, and requests that the certificates for such shares to be issued in the name of, and delivered to _______________ whose address is __________________________________.

         The undersigned represents that it is not a U.S. Person as defined in Regulation S promulgated under the Securities Act of 1933, as amended, and is not converting the Debenture on behalf of any U.S. Person and the representations contained in the Subscription Agreement are true as of the date hereof.


Dated:
                 (Signature must conform to name of holder as specified on the face of the Debenture)





                                   (Address)

                               FORM OF ASSIGNMENT
                  (To be signed only on transfer of Debenture)

         For value received, the undersigned hereby sells, assigns, and transfers unto _________________________________ the rights represented by the within Debenture to receive payment of principal and interest owed under the Debenture and the right to convert the Debenture into shares of Common Stock of GreenMan Technologies, Inc., a Delaware corporation, and appoints ________________ Attorney to transfer such Debenture on the books of GreenMan Technologies, Inc. a Delaware corporation, with full power of substitution in the premises.

Dated:
                    (Signature must conform to name of holder as specified on the face of the Warrant)



                                 (Address)

Signed in the presence of :